                                                                    Exhibit 10.1


                                AMENDMENT NO. 1
                                      TO
                             INVESTMENT AGREEMENT


          AMENDMENT NO. 1 TO INVESTMENT AGREEMENT, dated as of May 29, 2001 (this "Amendment"), made by and among ITC/\DeltaCom, Inc., a Delaware
       ---------
corporation (the "Company"), ITC Holding Company, Inc., a Delaware corporation
                  -------
("Holding"), SCANA Corporation, a South Carolina corporation ("SCANA"), and HBK
  -------                                                      -----
Master Fund L.P., a Cayman Islands limited partnership ("HBK").
                                                         ---

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, upon the terms and subject to the conditions set forth in the Investment Agreement, dated as of February 27, 2001, between the Company and Holding (the "Agreement"), the Company has agreed to sell to Holding and Holding
              ---------
has agreed to purchase from the Company (i) up to 150,000 shares in multiple series of cumulative convertible preferred stock, par value $.01 per share, of the Company (the "Series B Preferred Stock") and (ii) warrants (the "Warrants")
                  ------------------------                           --------
to purchase shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock");
      ------------

          WHEREAS, pursuant and subject to Section 9.6 of the Agreement, Holding has assigned to SCANA the right of Holding under the Agreement to purchase up to 25,000 shares of Series B Preferred Stock for an aggregate purchase price of up to $25,000,000 and related Warrants having an aggregate exercise price of up to $7,500,000, together with the obligations of Holding under the Agreement with respect to the purchase of such Series B Preferred Stock and Warrants (the "Assignment to SCANA");
 -------------------

          WHEREAS, pursuant and subject to Section 9.6 of the Agreement, Holding has assigned to HBK the right of Holding under the Agreement to purchase up to 25,000 shares of Series B Preferred Stock for an aggregate purchase price of up to $25,000,000 and related Warrants having an aggregate exercise price of up to $7,500,000, together with the obligations of Holding under the Agreement with respect to the purchase of such Series B Preferred Stock and Warrants (the "Assignment to HBK"); and
 -----------------

          WHEREAS, the Company, Holding, SCANA and HBK wish to enter into this Amendment to amend the Agreement in connection with the Assignment to SCANA and the Assignment to HBK and to provide for certain other amendments to the Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Amendment, the parties hereto agree as follows:

          1.   Defined Terms; Definitions.  Capitalized terms that are used but
               --------------------------
not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement. Capitalized terms that are used in this Amendment and defined herein shall have the same meanings in the Agreement, as amended by this Amendment. The following terms shall have the following meanings:

          "Draw Down Floor Price" shall mean, with respect to any Draw Down
           ---------------------
Closing, the price per share of Common Stock which is equal to 80% of the Draw Down Notice Price.

          "Draw Down Notice Price" shall mean, with respect to any Draw Down
           ----------------------
Closing, the average of the daily Market Prices of the Common Stock for the 20 consecutive trading days ending on the Business Day immediately preceding the date of the Draw Down Notice delivered by the Company with respect to such Draw Down Closing.

          "Draw Down Reference Price" shall mean, with respect to any Draw Down
           -------------------------
Closing, the average of the daily Market Prices of the Common Stock for the 20 consecutive trading days ending on the second Business Day immediately preceding the scheduled Closing Date for such Draw Down Closing.

          "Litigation" shall mean the action entitled Osher v. ITC Holding
           ----------
Company, Inc., et al., Civil Action No. 18837, filed in the Court of Chancery of the State of Delaware, in and for New Castle County.

          "Market Price" shall have the meaning given to such term in the Series
           ------------
B Certificate of Designation.

          "PUHCA" shall mean the Public Utility Holding Company Act of 1935, as
           -----
amended, or any successor federal statute, in each case as the same shall be in effect at the time.

          "Securities Purchase Percentage" shall mean, with respect to any
           ------------------------------
Purchaser, the percentage of the aggregate purchase price of the Preferred Shares to be issued and sold by the Company at any Closing that such Purchaser shall be obligated to purchase at such Closing. Before any reduction of the Commitment Amount pursuant to Section 1.1(c) of the Agreement, as amended by this Amendment, such percentage shall equal:

          (i)   with respect to Holding, 66.666%;

          (ii)  with respect to SCANA, 16.667%; and

          (iii) with respect to HBK, 16.667%.

After any reduction of the Commitment Amount pursuant to Section 1.1(c) of the Agreement, as amended by this Amendment, the Securities Purchase Percentage for any Purchaser as of any date shall be the amount, expressed as a percentage, which is obtained by dividing (x) the aggregate purchase price of the Preferred Shares which may be issued and sold by the Company to such Purchaser under the Agreement from and after such date by (y) the aggregate purchase price of the Preferred Shares which may be issued and sold by the Company to all Purchasers under the Agreement from and after such date.

          "Special Committee" shall mean the special committee of the Company
           -----------------
Board which is composed of James V. Martin and Larry F. Williams as of the date of this Amendment and which thereafter shall include only such additional or replacement directors who are selected by a majority of the members of such special committee and who, with respect to any Draw Down Closing, are not affiliated with, and do not have a direct ownership interest in the capital stock of, any prospective purchaser of Securities pursuant to such Draw Down Closing at the time of the determination of the Special Committee with respect to such Draw Down Closing pursuant to Section 4.17 of the Agreement, as amended by this Amendment.

          2.  Assignments. (a) The Company hereby acknowledges the Assignment to
              -----------
SCANA and the Assignment to HBK.

          (b) By executing and delivering this Amendment, SCANA and HBK each shall be deemed a Purchaser and a Permitted Assignee under the Agreement and, except as expressly provided in the Agreement, as amended by this Amendment, SCANA and HBK each shall be bound by all of the terms, conditions and covenants of the Agreement that are applicable to the Purchaser and to Securities held by the Purchaser. Except as expressly provided in the Agreement, as amended by this Amendment, each reference in the Agreement to "Purchaser" shall be to each of Holding, SCANA and HBK and each reference in the Agreement, as amended by this Amendment, to "Purchasers" shall be to all of Holding, SCANA and HBK.

          (c) The obligations of each Purchaser under the Agreement are several and not joint with the obligations of any other Purchaser, and, subject to Holding's obligations pursuant to the third sentence of Section 9.6 of the Agreement, no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser. Nothing contained in this Amendment or the Agreement shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

          3.   Representation and Warranty of the Company.  The Company
               ------------------------------------------
represents and warrants to each Purchaser that it is an "exempt telecommuni-cations company" as defined in Section 34(a)(1) of PUHCA (an "ETC").
                                                              ---

          4.   Representations and Warranties of SCANA and HBK.  (a)  SCANA and
               -----------------------------------------------
HBK, severally and not jointly, hereby make to the Company as of the date of this Amendment and as of each Closing Date each of the representations and warranties set forth in Article III of the Agreement, excluding the representations and warranties set forth in the last sentence of Section 3.2 and in Sections 3.6 and 3.14 of the Agreement. The representations and warranties of SCANA set forth in the last sentence of Section 3.9 and in Section 3.10(ii)(a) of the Agreement and in the second sentence of Section 4(b)(iii) of this Amendment are made subject to the qualification that the representation and warranty of the Company set forth in Section 3 of this Amendment is true and correct.

          (b) SCANA further represents and warrants to the Company as of the date of this Amendment and as of each Closing Date as follows:

               (i)   SCANA has total assets of at least $250,000,000.

               (ii) SCANA's principal offices and the offices in which it made its decision to purchase the Securities are located in the State of South Carolina.

               (iii) SCANA is registered with the SEC as a public utility holding company under PUHCA. Neither the execution, delivery or performance by SCANA of this Amendment nor the performance by SCANA of the Agreement, as amended by this Amendment, or any of the other Transaction Documents to which SCANA is a party, including the acquisition and ownership of the Securities by SCANA, shall result in the Company or any of its Subsidiaries becoming subject to regulation pursuant to PUHCA or the rules and regulations promulgated thereunder (the "PUHCA Regulations") other than such regulation which is
                -----------------
          applicable to an ETC that is an affiliate of a public utility holding company registered under PUHCA. Neither the Company nor any of its Subsidiaries shall be required prior to, in connection with, or as a result of the acquisition and ownership of Securities by SCANA to make or obtain any Consents, Approvals and Filings with the SEC, the Federal Communications Commission or any other Governmental Entity pursuant to PUHCA or the PUHCA Regulations, other than a filing by the Company with, and a determination by, the Federal Communications Commission with respect to the Company's status as an ETC.

          (c) HBK further represents and warrants to the Company as of the date of this Amendment and as of each Closing Date as follows:

               (i) HBK has total assets of at least $250,000,000 and is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

               (ii) The principal offices of HBK's discretionary investment manager and the offices in which such investment manager made its decision to purchase the Securities are located in the State of Texas.

               (iii) As of the date of this Amendment, HBK is the beneficial owner of less than 5% of the Common Stock outstanding as of such date.

               (iv) Neither HBK nor any Affiliate of HBK shall be required to make or obtain any Consents, Approvals and Filings under the HSR Act in order to purchase Preferred Shares and Warrants at the Initial Closing.

          5.   Amendment of Section 1.1.  (a)  Section 1.1(a) of the Agreement
               ------------------------
is hereby amended by deleting clause (ii) of the first sentence thereof and substituting in lieu thereof the following:

               (ii) Warrants having an initial exercise price per share of Common Stock that is equal to the Applicable Conversion Price (as defined in Section 1.5) of the Preferred Shares issued and sold at such Closing.

          (b) The second paragraph of Section 1.1(b) of the Agreement is hereby amended by adding the following sentence to the end of such paragraph:

               For purposes of this paragraph, the references to the Purchaser shall mean Holding.

          (c) Section 1.1(c) of the Agreement is hereby amended by adding the following sentence to the end of Section 1.1(c):

               Any reduction in the Commitment Amount pursuant to the immediately preceding sentence shall first reduce the aggregate purchase price of the Preferred Shares and Warrants which Holding is obligated to purchase during the Commitment Period until such obligation of Holding is reduced to $0, and shall then reduce, on a pro rata basis in accordance with their respective Securities Purchase Percentages, the purchase price of the Preferred Shares and Warrants which the other Purchasers are obligated to purchase during the Commitment Period.

          (d) Section 1.1 is hereby amended by adding the following paragraph (d):
                 (d) References in this Section 1.1 to the sale of Preferred Shares and Warrants to the Purchaser at any Closing shall mean, as to each Purchaser, the Securities Purchase Percentage of such Purchaser. The obligations of each Purchaser to purchase Preferred Shares and Warrants pursuant to Section 1.1 shall be several and not joint.

          6.     Amendment of Section 1.3. Section 1.3(a) of the Agreement is
                 ------------------------
hereby amended by adding the following provisions to the end of Section 1.3(a):

                 Notwithstanding any other provision of this Agreement, the Company shall have the right, but shall not be obligated, to withdraw any Draw Down Notice and to terminate its obligation under this Agreement to issue the Preferred Shares and Warrants specified in such Draw Down Notice if, with respect to the Draw Down Closing specified in such Draw Down Notice, (i) the Draw Down Reference Price is less than the Draw Down Floor Price and (ii) the Applicable Conversion Price (as calculated in accordance with Section 1.5) of such Preferred Shares would be less than the Initial Series B Conversion Price (as defined in Section 1.5). To exercise such right of withdrawal with respect to any scheduled Draw Down Closing Date, the Company shall provide each Purchaser with written notice of exercise of such withdrawal not later than the second Business Day immediately preceding such scheduled Draw Down Closing Date.

          7.     Amendment of Section 1.5. Section 1.5 of the Agreement is
                 ------------------------
hereby amended by deleting the second sentence thereof and substituting in lieu thereof the following sentence:

                 The Applicable Conversion Price of the Preferred Shares that shall be issued and sold to the Purchaser on each Draw Down Closing Date shall be equal to the lower of (a) the Initial Series B Conversion Price or (b) the sum of (A) the average of the daily Market Prices of the Common Stock for the 20 consecutive trading days ending on the second Business Day immediately preceding such Draw Down Closing Date plus (B) 15% of the amount specified in clause (A).

          8.     Amendment of Article II. (a) Section 2.8 of the Agreement is
                 -----------------------
hereby amended by adding the following after "securities laws" in clause
(iii)(c):

                 or under PUHCA in connection with a determination by the Federal Communications Commission with respect to the Company's status as an ETC,

          (b) Section 2.11 of the Agreement is hereby amended by inserting "Robert W. Baird & Co. Incorporated," immediately before "Banc of America Securities LLC."

          9.     Amendment of Section 4.5. Section 4.5 of the Agreement is
                 ------------------------
hereby amended by deleting "May 31, 2001" and substituting in lieu thereof "June 30, 2001."

          10.    Amendment of Section 4.11. Section 4.11(a) of the Agreement
                 -------------------------
is hereby amended by adding the following sentences to the end of Section
4.11(a):

                 Notwithstanding the preceding sentence, if the Purchaser or any of its authorized representatives becomes legally required pursuant to applicable law or regulation (including securities laws or regulations or the regulations of the NMS or any applicable stock exchange) or regulatory, legal or judicial process (including by deposition, interrogatory, request for documents, subpoena or similar process) to disclose any of the Confidential Information, the Purchaser shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy or waive in writing compliance with the provisions of this Agreement. If such protective order or other remedy is not obtained and such a written waiver has not been received from the Company that would permit such required disclosure, the Purchaser and its authorized representatives shall disclose only that portion of the Confidential Information which the Purchaser is advised in the opinion of its counsel is legally required to be disclosed and shall take all reasonable steps to preserve the confidentiality of the Confidential Information by cooperating with the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

          11.    Amendment of Article IV. Article IV of the Agreement is
                 -----------------------
hereby amended by adding a new Section 4.17, which shall read in its entirety as follows:

               4.17  Special Committee Approval.  The Company shall not issue
                     --------------------------
               and sell any Preferred Shares or Warrants at any Draw Down Closing unless the Special Committee shall have authorized and approved such issuance and sale by the Company at such Draw Down Closing before the Company's delivery of the Draw Down Notice with respect to such Draw Down Closing. Before the Special Committee acts to grant or withhold such authorization and approval, the Special Committee shall engage a nationally recognized investment bank to undertake and present to the Special Committee a review of alternative financing options then available to the Company. Such review shall include an assessment by such investment bank of the following matters:

               (i) the state of public debt, public equity and public convertible securities markets and the Company's ability to participate in such markets;

               (ii) potential private market alternative financing arrangements; and

               (iii)  prospects for financing from strategic investors.

               In determining whether to authorize and approve the issuance and sale of Preferred Shares and Warrants at any Draw Down Closing, the Special Committee shall consider the foregoing matters in the context of timing requirements, execution risk and other factors which the Special Committee shall deem appropriate.

          12.  Amendment of Section 5.2.  Section 5.2 of the Agreement is hereby
               ------------------------
amended by adding the following paragraph (c):

               (c) SCANA shall not Transfer any of the Securities held by SCANA to any Affiliate of SCANA whose acquisition or ownership of such Securities would reasonably be likely to result in the Company or any of its Subsidiaries becoming subject to regulation pursuant to PUHCA or the PUHCA Regulations other than such regulation which is applicable to an ETC that is an affiliate of a public utility holding company registered under PUHCA.

          13.  Amendment of Section 5.4.   Section 5.4 of the Agreement is
               ------------------------
hereby amended and restated in its entirety as follows:

                    5.4 No Short Sales. (a) From the date of this Agreement
                        --------------
                    through the expiration of the Commitment Period, except as provided in Section 5.4(b) with respect to HBK and HBK's Affiliates, the Purchaser shall comply, and shall use its commercially reasonable efforts to cause its Affiliates to comply, with Section 16(c) of the Exchange Act with respect to transactions in the Common Stock to the same extent as if
                    Section 16(c) of the Exchange Act applied by its terms to the Purchaser and such Affiliates.

                    (b) Section 5.4(a) shall not apply to HBK or its Affiliates, which shall instead be subject to this Section 5.4(b). From the date of this Agreement until such date as HBK no longer owns any Securities, HBK shall not engage in any Short Sales and shall use its commercially reasonable efforts to cause its Affiliates not to engage in any Short Sales. For purposes of this Section 5.4(b), "Short Sale" shall mean,
                                                      ----------
                    with respect to HBK or any Affiliate thereof, a sale of Common Stock executed at a time when HBK or such Affiliate, as the case may be, has no equivalent offsetting long position in the Common Stock. For purposes of determining whether HBK or any Affiliate thereof has an equivalent offsetting long position in the Common Stock, the following shares of Common Stock shall be included as if held long by HBK or such Affiliate as of any date:

                    (i) shares of Common Stock issuable within 60 days after such date upon conversion or exercise of convertible securities, including Preferred Shares and Warrants, but excluding Convertible Notes acquired by HBK or such Affiliate after May 1, 2001, which are issued and outstanding and owned by HBK or such Affiliate as of such date;

                    (ii) shares of Common Stock issuable upon conversion or exercise of Preferred Shares and Warrants to be issued and sold to HBK at (A) the Initial Closing and (B) any Draw Down Closing as set forth in the Draw Down Notice relating to such Draw Down Closing, from and after the date the Company shall deliver such Draw Down Notice to HBK; and

                    (iii) shares of Common Stock which HBK or such Affiliate shall be obligated to purchase pursuant to any contract other than this Agreement within 60 days after such date.

                    For the avoidance of doubt, a call option shall not be deemed to be a contract of the type referred to in clause
                    (iii) above. In engaging in transactions in the Common Stock, HBK shall comply, and shall use its commercially reasonable efforts to cause its Affiliates to comply, with Sections 9 and 10 of the Exchange Act and the regulations thereunder.

               14.  Amendment of Article VI.  Holding, SCANA and HBK hereby
                    -----------------------
agree with the Company that the pendency of the Litigation shall not constitute a failure of any condition to the obligations of Holding, SCANA or HBK to consummate the transactions contemplated by the Agreement to be consummated at any Closing if there is filed with the Court of Chancery of the State of Delaware, in and for New Castle County, before the Initial Closing a Stipulation of Settlement on substantially the same terms and conditions which are set forth in the Memorandum of Understanding dated May 29, 2001 with respect to the Litigation.

               15.  Amendment of Section 7.1.  Section 7.1(b) is hereby
                    ------------------------
amended by deleting "June 30, 2001" and substituting in lieu thereof "July 31, 2001."

               16.  Amendment of Section 7.2.  Section 7.2 of the Agreement is
                    ------------------------
hereby amended by deleting therefrom the reference to Sections "4.1, 4.11, 9.2, 9.3, 9.4, 9.8, 9.9, 9.15, 9.16 and 9.17" and substituting in lieu thereof the reference to Sections "4.1, 4.6, 4.8, 4.11, 9.1, 9.2, 9.3, 9.4, 9.8, 9.9, 9.13,
9.14, 9.15, 9.16, 9.17 and 9.18."

               17.  Amendment of Section 9.1.  Section 9.1 of the Agreement is
                    ------------------------
hereby amended by deleting clause (ii) of the definition of "Maximum Draw Down Amount" set forth in Section 9.1 and substituting in lieu thereof the following:

                    (ii) for the initial Draw Down, $40,000,000, and for any subsequent Draw Down, $30,000,000.

               18.  Amendment of Section 9.11.  Section 9.11 of the Agreement is
                    -------------------------
hereby amended by deleting the first sentence thereof and substituting in lieu thereof the following sentence:

                    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent thereto of the Company, Holding, SCANA and HBK; provided that the consent of SCANA and HBK shall not be required to amend this Agreement solely in connection with the assignment by Holding of its right to purchase Preferred Shares and Warrants under the Agreement in accordance with
                    Section 9.6 of the Agreement unless such amendment adversely affects the rights of SCANA or HBK hereunder, in which event SCANA or HBK, as the case may be, shall be required to consent to such amendment before it shall become effective.

               19.  Amendment of Section 9.9.  Section 9.9 of the Agreement is
                    ------------------------
hereby amended by deleting the last sentence thereof and substituting in lieu thereof the following sentence:

                    Notices, demands, requests, consents or other communications required or desired to be delivered to any Permitted Assignee or any permitted transferee of the Purchaser having rights or obligations pursuant to this Agreement shall be addressed to such Person at the address and/or to the attention of such person as such Person shall designate by written notice to the Company.

               20.  Amendment of Registration Rights Agreement in the Form of
                    ----------------------------------------------------------
Exhibit 4.13.  (a) Section 4(a)(1) of the Registration Rights Agreement is
------------
hereby amended by deleting the first sentence thereof and substituting in lieu thereof the following sentence:

                    The Company shall file the Initial Shelf Registration Statement with the SEC not later than (x) 180 days following the Initial Closing Date or (y) such later date not later than December 31, 2001 as the Initial Purchaser shall designate in a written notice to the Company delivered within 150 days following the Initial Closing Date.

               (b) Section 6(b) of the Registration Rights Agreement is hereby amended by adding "use commercially reasonable efforts to" immediately before "ensure" in each of the first and second sentences of Section 6(b).

               (c) Section 15 of the Registration Rights Agreement is hereby amended by adding the following at the end of the first sentence of Section 15:

                    ; provided, that if any such amendment, modification, supplement, waiver or consent would adversely affect any Holder of Registrable Securities relative to any Holder or Holders of Registrable Securities voting in favor of such amendment, modification, supplement, waiver or consent, such amendment, modification, supplement, waiver or consent shall also require the written consent of such Holder or Holders, as the case may be, of a majority of the outstanding Registrable Securities held by all Holders so adversely affected.

          21.  Binding Effect.  This Amendment shall be binding upon and inure
               --------------
to the benefit of the parties hereto and their heirs, executors, administrators, successors and permitted assigns.

          22.  Assignment by SCANA.  From and after the date of this Amendment,
               -------------------
SCANA shall have the right, without the prior written consent of the Company or the other Purchasers, to assign all of its rights, obligations and liabilities under the Agreement, as amended by this Amendment, to a single direct or indirect wholly owned subsidiary of SCANA, provided that, unless (i) such assignee subsidiary shall have, and shall have furnished Holding and the Company with information that establishes that it has, total assets of at least $250,000,000, or (ii) SCANA or a direct or indirect wholly owned subsidiary of SCANA with total assets of at least $250,000,000 shall have executed a guarantee, in form and scope satisfactory to Holding and the Company, of the performance of such assignee subsidiary's obligations and liabilities under the Agreement, as amended by this Amendment, no such assignment shall relieve SCANA of its obligations or liabilities under the Agreement, as amended by this Amendment. As a condition of any such assignment, such assignee subsidiary shall be deemed to have made all of the representations and warranties of SCANA set forth in the Agreement, as amended by this Amendment (excluding the representations and warranties set forth in Sections 4(b)(i) and (b)(ii) of this Amendment, to the extent not applicable to such assignee subsidiary, and in the first sentence of Section 4(b)(iii) of this Amendment). From and after the effective date of any such assignment, all references in the Agreement, as amended by this Amendment, to SCANA shall be to such assignee subsidiary unless the context requires otherwise.

          23.  Enforceability and Interpretation.  It is the intention of the
               ---------------------------------
parties to this Amendment that the terms and provisions contained in this Amendment shall be enforceable to the fullest extent permitted by law. If any term or provision of this Amendment or the application thereof to any Person or circumstance is construed to be illegal, invalid or unenforceable, in whole or in part, then such term or provision shall be construed in such a manner as to permit its enforceability under applicable law to the fullest extent permitted by such law. In any case, the remaining terms and provisions of this Amendment or the application thereof to any Person or circumstance, except those terms and provisions which have been held illegal, invalid or unenforceable, shall remain in full force and effect.

          24.  Counterparts.  This Amendment may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts taken together shall constitute one and the same Amendment.

          25.  Captions.  Captions to the Sections in this Amendment are for the
               --------
convenience of the parties only and shall not affect the meaning or interpretation of this Amendment.

          26.  Additional Documents.  At any time or from time to time after the
               --------------------
date of this Amendment, the Company, on the one hand, and each Purchaser, on the other hand, agree to cooperate with each other, and at the request of any party, to execute and deliver any further instruments or documents and to take all such further action as such other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated by this Amendment and to otherwise carry out the intent of the parties hereunder.

          27.  Governing Law.  This Amendment shall be governed in all respects,
               -------------
including validity, interpretation and effect, by the laws of the State of Delaware applicable to contracts executed and to be performed wholly within such state.


                           [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

                                              COMPANY:


                                              ITC/\DELTACOM, INC.


                                              By: /s/ Douglas A. Shumate
                                                 ---------------------------
                                              Name:  Douglas A. Shumate
                                              Title: Senior Vice President

                                              PURCHASERS:

                                              ITC HOLDING COMPANY, INC.


                                              By:  /s/ Kimberley E. Thompson
                                                 ------------------------------
                                              Name:  Kimberley E. Thompson
                                              Title: Senior Vice President


                                              SCANA CORPORATION


                                              By: /s/ Mark R. Cannon
                                                  ----------------------------
                                              Name:  Mark R. Cannon
                                              Title: Controller


                                              HBK MASTER FUND, L.P.
                                              By:  HBK Investments L.P.,
                                                   Investment Manager


                                              By: /s/ Kevin A. O'Neal
                                                 ----------------------------
                                                 Authorized Signatory


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